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                                                                    Exhibit 23.6



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 4, 1996 appearing on page F-20 of Patriot American Hospitality, Inc.'s Annual Report on Form 10K for the year ended December 31, 1995



PRICE WATERHOUSE LLP



Miami, Florida
August 14, 1996